                                  SCHEDULE 14A
                                 (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
               SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the registrant /x/                             / /     Confidential, for Use of the
Filed by a party other than the registrant / /                  Commission Only (as permitted
Check the appropriate box:                                      by Rule 14a-6(e)(2)

/ /     Preliminary proxy statement
/ /     Definitive proxy statement
/x/     Definitive additional materials
/ /     Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                             CALIFORNIA JOCKEY CLUB
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


- -------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

/ /     $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
        or Item 22(a)(2) of Schedule 14A.
/x/     $500 per each party to the controversy pursuant to Exchange Act
        Rule 14a-6(i)(3).
/ /     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)     Title of each class of securities to which transaction applies:

- --------------------------------------------------------------------------------

(2)     Aggregate number of securities to which transaction applies:

- --------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: 1/

- --------------------------------------------------------------------------------

(4)     Proposed maximum aggregate value of transaction:

- --------------------------------------------------------------------------------

(5)     Total fee paid:

- --------------------------------------------------------------------------------

/x/     Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)     Amount previously paid:

- --------------------------------------------------------------------------------

(2)     Form, schedule or registration statement no.:

- --------------------------------------------------------------------------------

(3)     Filing party:

- --------------------------------------------------------------------------------

(4)     Date filed:

- --------------------------------------------------------------------------------

- ---------------
1. Set forth the amount on which the filing fee is calculated and state how it was determined.

NEWS RELEASE

[SITRICK AND COMPANY LOGO]


                                        Contact:  Sitrick And Company
                                                  Michael Sitrick
                                                  Donna Walters
                                                  (310) 788-2850



          CALIFORNIA JOCKEY CLUB SAYS DISSIDENTS RELEASE IS MISLEADING


     SAN MATEO, CA -- AUGUST 29, 1996 -- The California Jockey Club's nominees issued the following statement in response to a news release issued today by a dissident stockholder group seeking to unseat CJC's current Board of Directors:

          "The dissident group claims in their release that they have allegedly found 'serious departures from the truth in a document filed by the . . . board of the California Jockey Club and (are) demanding immediate correction of the misrepresentations.' However, the dissidents don't state what the alleged misrepresentations are. Thus, we have nothing to which we can respond. This is consistent with their so-called plan, which provides no specifics, either.


                                      ###


2029 Century Park East, Suite 1750
Los Angeles, CA 90067
(310) 788-2850  Fax: (310) 788-2855

NEWS RELEASE

[SITRICK AND COMPANY LOGO]


                                        Contact:  Sitrick And Company
                                                  Michael Sitrick
                                                  Donna Walters
                                                  (310) 788-2850



      CALIFORNIA JOCKEY CLUB ISSUES STATEMENT REGARDING GAMCO NEWS RELEASE


        SAN MATEO, CA -- AUGUST 29, 1996 -- The California Jockey Club today issued the following statement regarding the two news releases issued by GAMCO Investors, Inc.:

        California Jockey Club (CJC) very much appreciates GAMCO's suggestions for potential improvements to the Hudson Bay transaction. CJC's only understanding with GAMCO, with respect to these matters, is CJC's willingness, subject to Hudson Bay Partners' approval, to discuss any refinements to the Hudson Bay transaction that may prove to be in the best interests of CJC stockholders.

                                      ###


2029 Century Park East, Suite 1750
Los Angeles, CA 90067
(310) 788-2850  Fax: (310) 788-2855